UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2005


                             AEGIS ASSESSMENTS, INC.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

Commission file number 000-50213

Delaware                                                 72-1525702
--------                                                 ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


              7975 N. Hayden Road, Suite D363, Scottsdale, AZ 85258
              -----------------------------------------------------
                    (Address of principal executive offices)

                                  480.778.9140
                                  ------------
                           (Issuer's telephone number)

ITEM 7.01  Regulation FD Disclosure

Aegis Assessments, Inc. will be conducting a conference call on Wednesday, November 9, 2005 at 1:30pm PT to update shareholders on the company's current activities, including sales, marketing and manufacturing activities. To listen, shareholders should dial the call-in number 1-866-225-4377 and enter user code 8536#.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2005

Aegis Assessments, Inc.

/s/ Richard Reincke
-------------------
Richard Reincke
President/Chief Operating Officer